Long-term debt	12 Months Ended
Dec. 31, 2018
Financial Instruments [Abstract]
Long-term debt
Long-term debt:

As at	Dec 31 2018	Dec 31 2017
Unsecured notes
(i) 3.25% due December 15, 2019	$349,026	$348,060
(ii) 5.25% due March 1, 2022	248,480	248,072
(iii) 4.25% due December 1, 2024	297,232	296,873
(iv) 5.65% due December 1, 2044	295,238	295,158
	1,189,976	1,188,163
Egypt limited recourse debt facilities	101,226	241,190
Other limited recourse debt facilities
(i) LIBOR+0.75% to LIBOR+2.5% due through 2019 to 2021	5,483	72,918
(ii) 5.58% due through June 30, 2031	77,709	—
(iii) 5.35% due through September 30, 2033	83,892	—
	167,084	72,918
Total long-term debt[1]	1,458,286	1,502,271
Less current maturities[1]	(383,793)	(55,905)
	$1,074,493	$1,446,366

[1]	Long-term debt and current maturities are presented net of discounts and deferred financing fees of $17.6 million as at December 31, 2018 (2017 - $17.8 million).

The Egypt limited recourse debt facilities have interest payable semi-annually with rates based on LIBOR plus a spread ranging from 0.9% to 1.6% per annum. Principal is paid in 24 semi-annual payments, which commenced in September 2010.
Other limited recourse debt facilities relate to financing for certain of our ocean going vessels which we own through less than wholly-owned entities under the Company's control. During 2018, the Company, through 50% owned entities, issued other limited recourse debt for $86 million bearing an interest rate of 5.35% with principal repayments due through September 2033. The debt will be used to acquire two ocean going vessels. The Company also issued $80 million of other limited recourse debt facilities bearing an interest rate of 5.58% with principal repayments due through June 2031, using the proceeds to repay $60.6 million other limited recourse debt facilities.
For the year ended December 31, 2018, non-cash accretion, on an effective interest basis, of deferred financing costs included in finance costs was $3.6 million (2017 - $3.1 million).
The minimum principal payments for long-term debt in aggregate and for each of the five succeeding years are as follows:

	Egypt limited recourse debt facilities	Other limited recourse debt facilities	Unsecured notes	Total
2019	$27,640	$8,352	$350,000	$385,992
2020	29,525	10,452	—	39,977
2021	31,552	9,129	—	40,681
2022	16,606	10,213	250,000	276,819
2023	—	10,778	—	10,778
Thereafter	—	121,604	600,000	721,604
	$105,323	$170,528	$1,200,000	$1,475,851

The covenants governing the Company’s unsecured notes, which are specified in an indenture, apply to the Company and its subsidiaries, excluding entities which we control but do not fully own, and include restrictions on liens, sale and lease-back transactions, a merger or consolidation with another corporation or sale of all or substantially all of the Company’s assets. The indenture also contains customary default provisions.
The Company maintains a $300 million committed revolving credit facility with a syndicate of highly rated financial institutions that expires in December 2022. Significant covenants and default provisions under this facility include:

i)
the obligation to maintain an EBITDA to interest coverage ratio of greater than 2:1 calculated on a four-quarter trailing basis and a debt to capitalization ratio of less than or equal to 55%, both ratios calculated in accordance with definitions in the credit agreement that include adjustments related to the limited recourse subsidiaries,

ii)	a default if payment is accelerated by a creditor on any indebtedness of $50 million or more of the Company and its subsidiaries, except for the limited recourse subsidiaries, and

iii)
a default if a default occurs that permits a creditor to demand repayment on any other indebtedness of $50 million or more of the Company and its subsidiaries, except for the limited recourse subsidiaries.

The limited recourse debt facilities are described as limited recourse as they are secured only by the assets of the entity that carries the debt. Accordingly, the lenders to the limited recourse debt facilities have no recourse to the Company or its other subsidiaries.
The Egypt limited recourse debt facilities have covenants and default provisions that apply only to the Egypt entity, including restrictions on the incurrence of additional indebtedness and a requirement to fulfill certain conditions before the payment of cash or other shareholder distributions. Since 2015, certain conditions had not been met, resulting in a restriction on shareholder distributions from the Egypt entity. Under amended terms reached in 2017, shareholder distributions are permitted if the average gas deliveries over the prior 12 months are greater than 70% of gas requirements.
The Egypt limited recourse debt facilities contain covenants to complete certain mortgage registrations. The Company has sought and received waivers from lenders relating to these covenants until March 31, 2020. The Company does not believe that the finalization of these mortgage registrations are material. Whilst these covenants have been waived multiple times by the lenders, and circumstances have not materially changed, the Company cannot provide assurance that we will be able to obtain future waivers from the lenders.
Failure to comply with any of the covenants or default provisions of the long-term debt facilities described above could result in a default under the applicable credit agreement that would allow the lenders to not fund future loan requests, accelerate the due date of the principal and accrued interest on any outstanding loans or restrict the payment of cash or other distributions.
As at December 31, 2018, management believes the Company was in compliance with all significant terms and default provisions related to long-term debt obligations.